UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2006

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ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey 07059
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 18, 2006, ANADIGICS, Inc. (the “Company”) filed its annual proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission. The Company’s annual proxy statement requests a stockholder vote with respect to the election of the Company’s Class II directors, the ratification of the appointment of the Company’s independent registered public accountants and an amendment to the Company’s 2005 Long Term Incentive and Share Award Plan (the “2005 Plan”). The Company anticipates that the number of shares currently available under the 2005 Plan is insufficient to meet the Company’s needs beyond the 2006 calendar year and may impair the Company’s ability to attract and retain key employees. Accordingly, the Company proposed that its stockholders approve an amendment to the 2005 Plan to increase the maximum number of shares issuable under the 2005 Plan from 2,700,000 to 5,450,000 and to make other changes to comply with recent regulatory requirements and current practices.

The following table provides information as of February 28, 2006, about securities issued or authorized for future issuance under the Company’s existing equity compensation plans.

	A		B		C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders(1)	2,539,519	(2)	$8.15	(3)	1,748,611	(4)
Equity compensation plans not approved by security holders(5)	2,954,295		$7.66		—
Total	5,493,814		$8.03		1,748,611

(1)
These plans include the Company’s 1995 Long-Term Incentive and Share Award Plan for Officers and Directors, which terminated on February 28, 2005 (the “1995 Plan”); the 2005 Plan; and the Employee Stock Purchase Plan.

(2)
27,600 shares of the Company’s common stock are issuable upon the exercise of outstanding options granted under the 2005 Plan and 2,511,919 shares of the Company’s common stock are issuable upon the exercise of outstanding options granted under the 1995 Plan.

(3)	The average remaining term of all outstanding stock options granted by the Company is 5.77 years.

(4)
Of the 1,748,611 shares of the Company’s common stock available for future issuance, 995,056 shares of the Company’s common stock are available under the 2005 Plan and 753,555 shares of the Company’s common stock are available under the Employee Stock Purchase Plan. The Company has issued 2,194,140 shares of common stock, which are currently outstanding, in connection with awards other than stock options under its equity compensation plans, including 1,677,344 shares under the 2005 Plan and 516,796 shares under the 1995 Plan. Of the 2,400,00 shares of the Company’s common stock originally available for issuance in connection with awards other than stock options under the 2005 Plan, 722,656 shares of the Company’s common stock remain available for issuance.

(5)
For a description of the material provisions of the Company’s 1997 Long Term Incentive and Share Award Plan, please refer to footnote 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

The information in this Item 7.01 of this Current Report on Form 8-K is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2006

ANADIGICS, Inc.

By: /s/ Thomas Shields

Name: Thomas Shields

Title: Executive Vice President and Chief Financial Officer